SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)
July 30, 1999


GENERAL GROWTH PROPERTIES, INC.
(Exact name of registrant as specified in its charter)


Delaware                     1-11656                42-1283895
(State or other      (Commission File Number)      (I.R.S. Employer
jurisdiction of                                  Identification Number)
incorporation)


110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices, Zip Code)


(312) 960-5000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report.)




ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Ala Moana Center

On July 30, 1999, General Growth Properties, Inc. (the "Company") (through a wholly-owned subsidiary) completed the acquisition of Ala Moana Center in Honolulu, Hawaii from D/E Hawaii Joint Venture, a general partnership consisting of Hawaii Central Development, Inc. and Daiei Hawaii Investments, Inc. The acquisition was completed pursuant to the terms of a definitive purchase and sale agreement dated as of May 3, 1999. The aggregate consideration paid by the Company was $810 million, before closing adjustments, including a credit for the cost to complete an ongoing expansion project.

The acquisition was funded with the proceeds of a new short-term first mortgage loan of approximately $438 million from Secore Financial Corporation, an affiliate of Goldman Sachs Mortgage Company, and approximately $294 million in cash including a portion of the net proceeds from the Company's July, 1999 public offering of 10 million shares of common stock. The short-term mortgage loan bears interest at LIBOR (5.18% at July 31, 1999) plus 115 basis points per annum and matures on October 29, 1999. The Company expects to refinance the mortgage loan before or on its maturity through the issuance of commercial mortgage backed securities. The Company may discuss with institutional investors the formation of a new joint venture to own the property. The terms of any joint venture, and the Company's interest in any joint venture, have not been determined, and the Company may not ultimately elect to form any such joint venture.

The properties comprising Ala Moana Center contain approximately
2.25 million square feet of total gross leasable area (GLA). Ala Moana Center, the largest open-air shopping center in the world, contains approximately 1.8 million square feet of GLA and includes Nieman Marcus, Liberty House, Sears, and JCPenney as anchor tenants. Occupancy at the mall is currently 87% when factoring in the anticipated opening of an additional 130,000 square feet of GLA later in 1999. In addition to the Ala Moana Center, the Company also acquired two adjoining office buildings totaling approximately 383,000 square feet of GLA, additional retail space of approximately 52,000 square feet of GLA, and vacant land of approximately 44,000 square feet.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a), (b) The requisite financial statements and pro forma financial information for the Ala Moana acquisition are hereby incorporated herein by reference from the Company's Current Report on Form 8-K (File No. 1-11656) dated July 12, 1999.

(c)  Exhibits

See Exhibit Index attached hereto and incorporated herein.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   GENERAL GROWTH PROPERTIES, INC.



Date:   August 12, 1999	By:   /s/ Bernard Freibaum
                              ________________________
                              Bernard Freibaum
                              Executive Vice President and
                              Chief Financial Officer




EXHIBIT INDEX

Exhibit                                                    Page
Number                        Name                         Number


2.1 Purchase and Sale Agreement, dated as of May 3, 1999, among D/E Hawaii Joint Venture, GGP Limited Partnership and General Growth Properties, Inc.*



*   Previously filed as Exhibit 2.1 to the Company's Current
Report on Form 8-K (File No. 1-11656) dated July 12, 1999 and incorporated herein by reference.

Draft dated:  08/12/1999